UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 _______________________________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 21, 2016
_______________________________________________________________
HUNTINGTON BANCSHARES INCORPORATED
(Exact name of registrant as specified in its charter)
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Maryland	1-34073	31-0724920
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Huntington Center 41 South High Street Columbus, Ohio	43287
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (614) 480-8300
Not Applicable
(Former name or former address, if changed since last report.)
_______________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 21, 2016, at the 2016 Annual Meeting of Shareholders of Huntington Bancshares Incorporated (Huntington), Huntington’s shareholders approved the Management Incentive Plan for Covered Officers, an annual cash incentive compensation plan, as amended and restated effective for plan years beginning on or after January 1, 2016, subject to approval by the shareholders (MIP). Shareholder approval was obtained in order to qualify certain awards as deductible for federal income tax purposes as “performance-based compensation” under Internal Revenue Code Section 162(m). Participants in the MIP are the chief executive officer and those other officers whose compensation is anticipated by the Compensation Committee of Huntington’s board of directors as potentially exceeding the limit under Code Section 162(m). Awards under the MIP will be based solely upon the achievement of one or more objective performance goals based on qualifying performance criteria selected by the Compensation Committee. The maximum award payable to a participant for any plan year will not exceed $7,500,000. The qualifying performance criteria and details of the MIP are set forth in Huntington’s definitive Proxy Statement filed on March 10, 2016 (Proxy Statement).
Item 5.07 Submission of Matters to a Vote of Security Holders.
On April 21, 2016, the following matters were voted upon and approved by the shareholders of Huntington at its 2016 Annual Meeting of Shareholders:

		For	Against/ Withheld	Abstentions	Broker Non-Votes	Uncast
1.	Election of eleven directors to serve a one-year term expiring at the 2017 annual meeting:
	Ann (“Tanny”) B. Crane	568,242,075	7,880,538	—	119,120,481	4,021
	Steven G. Elliott	572,774,140	3,348,473	—	119,120,481	4,021
	Michael J. Endres	569,495,368	6,627,245	—	119,120,481	4,021
	John B. Gerlach, Jr.	562,792,941	13,329,672	—	119,120,481	4,021
	Peter J. Kight	572,604,501	3,518,113	—	119,120,481	4,021
	Jonathan A. Levy	572,573,984	3,548,629	—	119,120,481	4,021
	Eddie R. Munson	572,450,071	3,672,542	—	119,120,481	4,021
	Richard W. Neu	572,444,219	3,678,394	—	119,120,481	4,021
	David L. Porteous	507,474,057	68,648,557	—	119,120,481	4,021
	Kathleen H. Ransier	567,001,644	9,120,969	—	119,120,481	4,021
	Stephen D. Steinour	551,067,220	25,055,393	—	119,120,481	4,021
	Each of the nominees for director received the favorable vote of at least 88% of the votes cast.
2.	Approval of the Management Incentive Plan.	556,804,804	16,615,376	2,706,454	119,120,481	—
		97.1%	2.9%
3.	Ratification of appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year 2016.	685,144,247	8,467,164	1,631,859	—	3,845
		98.8%	1.2%
4.	Advisory resolution to approve, on a non-binding basis, the compensation of executives as disclosed in Huntington’s Proxy Statement.	549,075,060	23,977,860	3,073,713	119,120,481	—
		95.8%	4.2%

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

Date:	April 25, 2016	By:	/s/ Richard A. Cheap

Richard A. Cheap
Title: Secretary